TRANSAMERICA FUNDS

Supplement to the Currently Effective Prospectuses, Summary Prospectuses and

Statement of Additional Information

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Transamerica Global Real Estate Securities

The Board of Trustees has approved the liquidation of Transamerica Global Real Estate Securities (the “fund”) effective on or about September 18, 2020. Effective on or about July 31, 2020, the fund will be closed to all investments.

In order to achieve an orderly liquidation, the fund’s assets will be converted into cash or cash equivalents. After the conversion, the fund will no longer be pursuing its stated investment objective.

Following the liquidation of the fund, all references to Transamerica Global Real Estate Securities are deleted in their entirety from the Prospectuses and the Statement of Additional Information.

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Investors Should Retain this Supplement for Future Reference

June 19, 2020